FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Kevin Kessel, CFA	Randi Polanich
Vice President, Investor Relations	Vice President and Chief Communications Officer
(408) 875-6627	(408) 875-6633
kevin.kessel@kla.com	randi.polanich@kla.com

KLA CORPORATION REPORTS FISCAL 2020 THIRD QUARTER RESULTS

•	Record shipments for the quarter driven by record demand in our Semiconductor Process Control segment;

•	Quarterly Revenue of $1.42 billion finished at the midpoint of original guidance, and featured record quarterly Service revenue;

•
GAAP EPS was $0.50, and non-GAAP EPS finished above the midpoint of the range of guidance at $2.47. GAAP EPS was impacted by a $256.6 million goodwill impairment charge related to our acquisition of Orbotech, or $1.63 per share after taxes.

MILPITAS, Calif., May 5, 2020 -KLA Corporation (NASDAQ: KLAC) today announced operating results for its third quarter of fiscal year 2020, which ended on March 31, 2020, and reported GAAP net income attributable to KLA of $78 million and GAAP earnings per diluted share attributable to KLA of $0.50 on revenues of $1.42 billion.

“KLA delivered solid results in the March quarter, demonstrating strong demand for KLA’s products and services coupled with exceptional execution across our global operations, while facing the unprecedented challenges associated with COVID-19,” commented Rick Wallace, president and chief executive officer of KLA Corporation. “KLA’s performance in the March quarter highlights how the KLA Operating Model provides a strong and resilient framework for us to predictably deliver on our commitments and support our customers. KLA is performing well under extraordinary conditions. In this environment, our first priority is to preserve and protect the health and safety of our employees and their families, while we maintain our long-term strategy and operate in a way that preserves our flexibility to deliver the essential products and services our customers both demand and require.”

GAAP Results
	Q3 FY 2020	Q2 FY 2020	Q3 FY 2019
Revenues	$1,424 million	$1,509 million	$1,097 million
Net Income Attributable to KLA	$78 million	$381 million	$193 million
Earnings per Diluted Share Attributable to KLA	$0.50	$2.40	$1.23

Non-GAAP Results
	Q3 FY 2020	Q2 FY 2020	Q3 FY 2019
Net Income Attributable to KLA	$389 million	$422 million	$283 million
Earnings per Diluted Share Attributable to KLA	$2.47	$2.66	$1.80
A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements included in this release. Non-GAAP results include the impact of recurring stock-based compensation, but exclude the impact of acquisitions or pending acquisitions, goodwill impairment, restructuring, severance and other charges, loss on extinguishment of debt, and certain discrete tax items. KLA will discuss the results for its fiscal year 2020 third quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Time. A webcast of the call will be available at: www.kla.com.
About KLA:
KLA Corporation (“KLA”) develops industry-leading equipment and services that enable innovation throughout the electronics industry. We provide advanced process control and process-enabling solutions for manufacturing wafers and reticles, integrated circuits, packaging, printed circuit boards and flat panel displays. In close collaboration with leading customers across the globe, our expert teams of physicists, engineers, data scientists and problem-solvers design solutions that move the world forward. Additional information may be found at: www.kla.com.

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA’s financial results presented in accordance with United States GAAP.
To supplement KLA’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses (benefits), as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA’s operating performance and its prospects in the future. Specifically, KLA believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA’s financial performance by excluding certain costs and expenses (benefits) that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses (benefits) to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

Note Regarding Forward-Looking Statements:
This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements, including statements regarding the industry outlook on growth, are subject to risks and uncertainties. For the factors that may cause actual results to differ materially from those projected and anticipated in the forward-looking statements in this release, please refer to KLA’s annual report on Form 10-K for the year ended June 30, 2019, subsequently filed quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, without limitation, the risk factors described therein). Except as otherwise specifically indicated, the information included in this release is as of the date it is delivered. KLA assumes no obligation to, and does not currently intend to, update these forward-looking statements.

KLA Corporation
Condensed Consolidated Unaudited Balance Sheets

(In thousands)	March 31, 2020	June 30, 2019
ASSETS
Cash, cash equivalents and marketable securities	$1,634,531	$1,739,385
Accounts receivable, net	1,119,263	990,113
Inventories	1,264,130	1,262,500
Other current assets	300,541	323,077
Land, property and equipment, net	497,743	448,799
Goodwill	2,043,129	2,211,858
Deferred income taxes, non-current	207,958	206,141
Purchased intangible assets, net	1,437,844	1,560,670
Other non-current assets	340,807	265,973
Total assets	$8,845,946	$9,008,516
LIABILITIES, NON-CONTROLLING INTEREST AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$243,234	$202,416
Deferred system revenue	336,383	282,348
Deferred service revenue	214,238	206,669
Current portion of long-term debt	—	249,999
Other current liabilities	859,419	827,054
Total current liabilities	1,653,274	1,768,486
Non-current liabilities:
Long-term debt	3,443,937	3,173,383
Deferred tax liabilities	647,220	702,285
Deferred service revenue	100,375	98,772
Other non-current liabilities	675,944	587,897
Total liabilities	6,520,750	6,330,823
Stockholders’ equity:
Common stock and capital in excess of par value	2,019,071	2,017,312
Retained earnings	376,656	714,825
Accumulated other comprehensive income (loss)	(88,294)	(73,029)
Total KLA stockholders' equity	2,307,433	2,659,108
Non-controlling interest in consolidated subsidiary	17,763	18,585
Total stockholders’ equity	2,325,196	2,677,693
Total liabilities and stockholders’ equity	$8,845,946	$9,008,516

KLA Corporation
Condensed Consolidated Unaudited Statements of Operations

	Three Months Ended March 31,		Nine Months Ended March 31,
(In thousands, except per share amounts)	2020	2019	2020	2019
Revenues:
Product	$1,051,096	$793,224	$3,253,621	$2,474,652
Service	372,868	304,087	1,093,210	835,817
Total revenues	1,423,964	1,097,311	4,346,831	3,310,469
Costs and expenses:
Costs of revenues	590,158	486,945	1,828,017	1,276,592
Research and development	215,433	184,887	646,764	504,320
Selling, general and administrative	185,760	182,184	566,358	409,084
Goodwill impairment	256,649	—	256,649	—
Interest expense	39,231	31,187	120,053	84,087
Loss on extinguishment of debt	22,538	—	22,538	—
Other expense (income), net	(1,004)	(9,282)	(5,190)	(28,535)
Income before income taxes	115,199	221,390	911,642	1,064,921
Provision for income taxes	37,190	28,745	106,932	107,232
Net income	78,009	192,645	804,710	957,689
Less: Net loss attributable to non-controlling interest	(443)	(83)	(822)	(83)
Net income attributable to KLA	$78,452	$192,728	$805,532	$957,772
Net income per share attributable to KLA:
Basic	$0.50	$1.23	$5.12	$6.20
Diluted	$0.50	$1.23	$5.08	$6.17
Weighted-average number of shares:
Basic	156,067	156,349	157,356	154,561
Diluted	157,172	157,182	158,586	155,310

KLA Corporation
Condensed Consolidated Unaudited Statements of Cash Flows

	Three Months Ended
	March 31,
(In thousands)	2020	2019
Cash flows from operating activities:
Net income	$78,009	$192,645
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	81,990	73,445
Loss on extinguishment of debt	22,538	—
Goodwill impairment	256,649	—
(Gain) loss on unrealized foreign exchange and other	(5,950)	73
Stock-based compensation expense	31,270	34,193
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business acquisitions:
Accounts receivable	73,103	(72,796)
Inventories	(11,640)	(1,893)
Other assets	(23,899)	(3,068)
Accounts payable	(12,904)	(590)
Deferred system revenue	89,280	32,105
Deferred service revenue	10,691	(15,371)
Other liabilities	(125,591)	(75,149)
Settlement of treasury lock agreement	(21,518)	—
Net cash provided by operating activities	442,028	163,594
Cash flows from investing activities:
Acquisition of non-marketable securities	—	(630)
Business acquisitions, net of cash acquired	(70)	(1,806,496)
Capital expenditures	(43,445)	(25,956)
Purchases of available-for-sale securities	(156,173)	—
Proceeds from sale of available-for-sale securities	69,034	40,920
Proceeds from maturity of available-for-sale securities	133,819	60,298
Purchases of trading securities	(46,784)	(30,328)
Proceeds from sale of trading securities	45,407	27,289
Net cash (used in) provided by investing activities	1,788	(1,734,903)
Cash flows from financing activities:
Proceeds from issuance of debt, net of issuance costs	742,004	1,186,263
Proceeds from revolving credit facility	—	900,000
Repayment of debt	(721,033)	(902,474)
Common stock repurchases	(315,995)	(200,029)
Payment of dividends to stockholders	(133,327)	(113,581)
Issuance of common stock	672	—
Tax withholding payments related to equity awards	(4,958)	(381)
Payment of contingent consideration payable	—	(513)
Net cash used in financing activities	(432,637)	869,285
Effect of exchange rate changes on cash and cash equivalents	(4,868)	205
Net increase (decrease) in cash and cash equivalents	6,311	(701,819)
Cash and cash equivalents at beginning of period	939,864	1,793,982
Cash and cash equivalents at end of period	$946,175	$1,092,163
Supplemental cash flow disclosures:
Income taxes paid	$91,972	$51,885
Interest paid	$35,176	$3,856
Non-cash activities:
Issuance of common stock for the acquisition of Orbotech Ltd. - financing activities	$—	$1,330,786
Contingent consideration payable - financing activities	$303	$6,740
Dividends payable - financing activities	$1,388	$6,494
Unsettled common stock repurchase - financing activities	$—	$5,988
Accrued debt issuance costs - financing activities	$193	$2,530
Accrued purchase of land, property and equipment - investing activities	$17,137	$6,370

KLA Corporation
Segment Information (Unaudited)
The following is a summary of results for each of our four reportable segments and reconciliation to total revenues for the indicated periods:

	Three Months Ended March 31,		Nine Months Ended March 31,
(In thousands)	2020	2019	2020	2019
Revenues:
Semiconductor Process Control	$1,177,777	$914,305	$3,588,839	$3,078,277
Specialty Semiconductor Process(1)	85,083	84,388	229,328	84,388
PCB, Display and Component Inspection(1)	160,411	98,462	525,242	148,187
Other(1)	469	151	3,217	151
Total revenues for reportable segments	1,423,740	1,097,306	4,346,626	3,311,003
Corporate allocation and effects of foreign exchange rates	224	5	205	(534)
Total revenues	$1,423,964	$1,097,311	$4,346,831	$3,310,469
__________
(1) Revenues in the three and nine months ended March 31, 2019 include the results of Orbotech business acquired on February 20, 2019.

KLA Corporation
Condensed Consolidated Unaudited Supplemental Information
(In thousands, except per share amounts)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three Months Ended			Nine Months Ended
		March 31, 2020	December 31, 2019	March 31, 2019	March 31, 2020	March 31, 2019
GAAP net income attributable to KLA		$78,452	$380,555	$192,728	$805,532	$957,772
Adjustments to reconcile GAAP net income to non-GAAP net income:
Acquisition-related charges	a	55,022	60,393	103,755	188,778	113,587
Restructuring, severance and other charges	b	5,432	2,786	—	8,218	—
Goodwill impairment	c	256,649	—	—	256,649	—
Loss on extinguishment of debt	d	22,538	—	—	22,538	—
Income tax effect of non-GAAP adjustments	e	(23,604)	(21,505)	(21,127)	(67,375)	(21,713)
Discrete tax items	f	(5,551)	—	7,482	(5,551)	(10,389)
Non-GAAP net income attributable to KLA		$388,938	$422,229	$282,838	$1,208,789	$1,039,257
GAAP net income (loss) per diluted share attributable to KLA		$0.50	$2.40	$1.23	$5.08	$6.17
Non-GAAP net income per diluted share attributable to KLA		$2.47	$2.66	$1.80	$7.62	$6.69
Shares used in diluted shares calculation		157,172	158,620	157,182	158,586	155,310

Pre-tax impact of GAAP to non-GAAP adjustments included in Condensed Consolidated Unaudited Statements of Operations

	Acquisition - Related Charges	Restructuring, Severance and Other Charges	Goodwill Impairment	Debt Extinguishment Loss	Total pre-tax GAAP to non-GAAP Adjustments
Three months ended March 31, 2020
Costs of revenues	$36,850	$483	$—	$—	$37,333
Research and development	—	685	—	—	685
Selling, general and administrative	18,172	4,264	—	—	22,436
Goodwill impairment	—	—	256,649	—	256,649
Loss on extinguishment of debt	—	—	—	22,538	22,538
Total in three months ended March 31, 2020	$55,022	$5,432	$256,649	$22,538	$339,641
Three months ended December 31, 2019
Costs of revenues	$40,590	$831	$—	$—	$41,421
Research and development	—	802	—	—	802
Selling, general and administrative	19,803	1,153	—	—	20,956
Total in three months ended December 31, 2019	$60,393	$2,786	$—	$—	$63,179
Three months ended March 31, 2019
Costs of revenues	$47,659	$—	$—	$—	$47,659
Research and development	3,328	—	—	—	3,328
Selling, general and administrative	52,768	—	—	—	52,768
Total in three months ended March 31, 2019	$103,755	$—	$—	$—	$103,755

To supplement our Condensed Consolidated Financial Statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a.
Acquisition-related charges primarily include amortization of intangible assets and other acquisition-related adjustments including adjustments for the fair valuation of inventory and backlog, and transaction costs associated with our acquisitions, primarily Orbotech. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets, and exclusion of these expenses allows comparisons of operating results that are consistent over time for both KLA’s newly acquired and long-held businesses. Management believes that the other acquisition-related expenses are appropriate to be excluded because such costs would not have otherwise been incurred in the periods presented. Management believes excluding these items helps investors compare our operating performances with our results in prior periods as well as with the performance of other companies.

b.
Restructuring, severance and other charges primarily include costs associated with employee severance, acceleration of certain stock-based compensation arrangements, and other exit costs. Management believes excluding these items helps investors compare our operating performance with our results in prior periods.

c.
Goodwill impairment includes non-cash expense recognized as a result of the company’s annual testing for goodwill impairment performed in the third quarter of the fiscal year. The impairment charge resulted from the downward revision of financial outlook for the acquired Orbotech business as well as the impact of elevated risk and macroeconomic slowdown driven by the COVID-19 pandemic. Management believes that it is appropriate to exclude the impairment charge as it is not indicative of ongoing operating results and therefore limits comparability. Management also believes excluding this item helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d.
Loss on extinguishment of debt includes a pre-tax loss on early extinguishment of the $500 million 4.125% Senior Notes due in November 2021. Management believes it is appropriate to exclude this loss as it is not indicative of ongoing operating results and therefore limits comparability and excluding this loss helps investors compare our operating results with our results in prior periods as well as with performance of other companies.

e.
Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

f.
Discrete tax items in the three and nine months ended March 31, 2020 include a decrease in deferred tax liability for an unrealized gain on investments held by subsidiaries of the acquired Orbotech business. Discrete tax items in the three and nine months ended March 31, 2019 include tax impacts of and the income tax effects of an income tax expense from the enacted tax reform legislation through the Tax Cuts and Jobs-Act (the “Act”), which was signed into law on December 22, 2017, of which the impact is primarily related to the provisional tax amounts recorded for the transition tax on accumulated foreign earnings and the re-measurement of certain deferred tax assets and liabilities as a result of the enactment of the Act. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.